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                          SECOND AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                        dated as of September 23, 1999







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                               TABLE OF CONTENTS

SECTION 1.     DEFINITIONS..............................   1
SECTION 2.     REQUIRED REGISTRATION....................   3
SECTION 3.     PIGGYBACK REGISTRATION...................   6
SECTION 4.     REGISTRATIONS ON FORM S-3................   6
SECTION 5.     HOLDBACK AGREEMENT.......................   7
SECTION 6.     PREPARATION AND FILING...................   7
SECTION 7.     EXPENSES.................................  10
SECTION 8.     INDEMNIFICATION..........................  10
SECTION 9.     UNDERWRITING AGREEMENT...................  13
SECTION 10.    INFORMATION BY HOLDER....................  13
SECTION 11.    EXCHANGE ACT COMPLIANCE..................  13
SECTION 12.    NO CONFLICT OF RIGHTS....................  13
SECTION 13.    TERMINATION..............................  13
SECTION 14.    SUCCESSORS AND ASSIGNS...................  14
SECTION 15.    ASSIGNMENT...............................  14
SECTION 16.    LEGEND ON CERTIFICATES; NEW CERTIFICATES.  14
SECTION 17.    ENTIRE AGREEMENT.........................  15
SECTION 18.    NOTICES..................................  15
SECTION 19.    MODIFICATIONS; AMENDMENTS; WAIVERS.......  16
SECTION 20.    COUNTERPARTS; FACSIMILE SIGNATURES.......  17
SECTION 21.    HEADINGS.................................  17
SECTION 22.    GOVERNING LAW............................  17

          SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of September 23, 1999, among LIFEMINDERS.COM, INC., a Delaware corporation (the "Company"), and the INVESTORS (as herein defined).

          The Investors own or have the right to purchase or otherwise acquire shares of the Common Stock (as hereinafter defined) of the Company. The Company and the Investors deem it to be in their respective best interests to set forth their rights in connection with public offerings and sales of the Common Stock and are entering into this Agreement as a condition to and in connection with the Series E Purchase Agreement (as hereinafter defined).

          NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Investors hereby agree as follows:

    Section 1.  Definitions.
    ----------  ------------

          As used in this Agreement, the following terms shall have the following meanings:

          "Board" means the Board of Directors of the Company.

          "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, $.01 par value, of the Company.

          "Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "Investor Rights Agreement" means the Investor Rights Agreement dated as of November 12, 1997, among the Company and certain of the Investors, as the same may be amended, supplemented or otherwise modified from time to time.

          "Investors" means (i) the persons listed under the caption "Investors" on Schedule I on the date hereof, (ii) any other person who, with the written consent of the Company, the Majority of the Series A & B Investors (voting as a single class), the Majority of the Series C Investors (voting as a separate class), the Majority of the Series D Investors (voting as a separate class) and the Majority of the Series E Investors (voting as a separate class), agrees in writing to become a party to, and be bound by and obligated to comply with the terms and provisions of, this Agreement and the Stockholders' Agreement and to be treated as an Investor hereunder and a Stockholder thereunder, and (iii) any purchaser, assignee or other transferee of any of the foregoing in a purchase, assignment or other transfer permitted under Section 15 hereof and in which such purchaser, assignee or other transferee has complied in full with the joinder requirements set forth in Section 15. Upon the addition of each new Investor as a party to this Agreement, the Company shall amend Schedule I solely to reflect the name and address of such new Investor, and the Company shall distribute to the Investors such amended Schedule I.

          "Majority of the Series A & B Investors" means those Investors which hold in the aggregate in excess of 50% of the then-outstanding Registrable Shares held by all of the Investors and which were issued or are issuable upon the conversion of Series A Preferred or Series B Preferred.

          "Majority of the Series C Investors" means those Investors which hold in the aggregate in excess of 50% of the then-outstanding Registrable Shares held by all of the Investors and which were issued or are issuable upon the conversion of Series C Preferred.

          "Majority of the Series D Investors" means those Investors which hold in the aggregate in excess of 50% of the then-outstanding Registrable Shares held by all of the Investors and which were issued or are issuable upon the conversion of Series D Preferred.

          "Majority of the Series E Investors" means those Investors which hold in the aggregate in excess of 50% of the then-outstanding Registrable Shares held by all of the Investors and which were issued or are issuable upon the conversion of Series E Preferred.

          "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

          "Preferred Stock" means the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred.

          "Primary Shares" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Company in its treasury.

          "Registrable Shares" means at any time, with respect to any Investor, the shares of Common Stock held by such Investor, or into which shares of Preferred Stock held by such Investor are convertible, which constitute Restricted Shares.

          "Registration Date" means the date upon which the registration statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

          "Related Documents" means this Agreement, the Series E Purchase Agreement, the Series D Purchase Agreement, the Series C Purchase Agreement and the Stockholders' Agreement.

          "Restricted Shares" means any shares of Common Stock, any shares of Common Stock issuable upon the conversion of shares of Preferred Stock and any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock or other securities which are so exercisable or convertible and any securities received in respect thereof, which are held by such Investor. As to any particular Restricted Shares, once issued, such Restricted Shares shall cease to be Restricted Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they have been otherwise transferred in accordance with the terms and conditions of the Related Documents, as applicable, and new certificates for them not bearing a restrictive legend and not subject to any stop transfer order or other restriction on transfer have been delivered by the Company in exchange for the Restricted Shares, (iii) they are eligible to be sold or distributed pursuant to Rule 144 within any consecutive three month period (including, without limitation, Rule 144(k)) without volume limitations, or (iv) they shall have ceased to be outstanding.

          "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

          "Securities Act" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Series A Preferred" means the Series A Convertible Preferred Stock, $.01 par value, of the Company, held by any Investor.

          "Series B Preferred" means the Series B Convertible Preferred Stock, $.01 par value, of the Company, held by any Investor.

          "Series C Preferred" means the Series C Convertible Preferred Stock, $.01 par value, of the Company, held by any Investor.

          "Series C Purchase Agreement" means the Securities Purchase Agreement dated as of January 29, 1999, among the Company and certain of the Investors, as amended, supplemented or otherwise modified from time to time.

          "Series D Preferred" means the Series D Convertible Preferred Stock, $.01 par value, of the Company, held by any Investor.

          "Series D Purchase Agreement" means the Securities Purchase Agreement dated as of May 28, 1999, among the Company and certain of the Investors, as amended, supplemented or otherwise modified from time to time.

          "Series E Preferred" means the Series E Convertible Preferred Stock, $.01 par value, of the Company, held by any Investor.

          "Series E Purchase Agreement" means the Securities Purchase Agreement dated as of the date hereof, among the Company and certain of the Investors, as amended, supplemented or otherwise modified from time to time.

          "Stockholders' Agreement" means the Second Amended and Restated Stockholders' Agreement dated as of the date hereof among the Company, the Investors and the other parties thereto (if any), as amended, supplemented or otherwise modified from time to time.

     Section 2.  Required Registration.
     ----------  ----------------------

         (a) On or after the earlier of (i) November 12, 2000 and (ii) the expiration of six months following the Registration Date of a Qualified Public Offering, if a Majority of the Series A & B Investors (voting as a single class), a Majority of the Series C Investors (voting as a separate class), a Majority of the Series D Investors (voting as a separate class) or a Majority of the Series E Investors (voting as a separate class) shall in writing state that such Investors desire to sell Registrable Shares (representing at least 15% of the Registrable Shares then held by such Investors or any lesser percentage thereof if the reasonably anticipated aggregate net proceeds to such Investors of such sale is expected to exceed $15,000,000) in the public securities markets and request the Company to effect the registration under the Securities Act of such Registrable Shares, the Company shall:

             (i) promptly give written notice of the proposed registration to all other Investors, who shall have the right, subject to the applicable terms of this Agreement, to include in such registration Registrable Shares held by them (exercisable by delivering to the Company written notice specifying the number of Registrable Shares requested to be included within 20 days after receipt of such notice of such registration from the Company); and

             (ii) promptly use its best efforts to register under the Securities Act all of the Registrable Shares that the Investors request to be registered within 20 days after receipt of such written notice from the Company.

         (b) Notwithstanding anything contained in this Section 2 to the contrary, the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

             (i) The Company shall not be obligated to use its best efforts to file and cause to become effective (i) more than one registration statement initiated at the request of a Majority of the Series A & B Investors pursuant to Section 2(a) above on Form S-1 promulgated under the Securities Act or any successor form thereto, (ii) more than one registration statement initiated at the request of a Majority of the Series C Investors pursuant to the Section 2(a) above on Form S-1 promulgated under the Securities Act or any successor form thereto,
         (iii) more than one registration statement initiated at the request of a Majority of the Series D Investors pursuant to Section 2(a) above on Form S-1 promulgated under the Securities Act or any successor form thereto, (iv) more than one registration statement initiated at the request of a Majority of the Series E Investors pursuant to Section 2(a) above on Form S-1 promulgated under the Securities Act or any successor form thereto, or (v) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 180 days.

             (ii) The Company may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this Section 2 if at the time of such request the Company is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 3.

             (iii) With respect to any registration pursuant to this Section 2, the Company shall give notice of such registration to the Investors who do not request registration hereunder and to the holders of all Other Shares which are entitled to registration rights and the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if the managing underwriter advises the Company in writing that the inclusion of all Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Registrable Shares proposed to be included in such registration, then the number of Registrable Shares, Primary Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                    (A) first, the Registrable Shares requested to be included in such registration (or, if necessary, such Registrable Shares pro
                                                                             ---
             rata among the holders thereof based upon the number of Registrable
             ----
             Shares requested to be registered by each such holder);

                    (B)  second, the Primary Shares; and

                    (C) third, the Other Shares that are entitled to registration rights.

             (iv) If the Investors that are holders of the Registrable Shares requesting to be included in a registration pursuant to Section 2(a) so elect, the offering of such Registrable Shares pursuant to such registration shall be in the form of an underwritten offering. The Investors that are holders of Registrable Shares then holding a majority of the Registrable Shares requested to be included in such registration shall select one or more nationally recognized firms of investment bankers reasonably acceptable to the Company to act as the lead managing underwriter or underwriters in connection with such offering.

             (v) At any time before the registration statement covering Registrable Shares becomes effective, the holders of a majority of such shares may request the Company to withdraw or not to file the registration statement. In that event, if such request of withdrawal shall not have been caused by, or made in response to, the material adverse effect of an event on the business, properties, condition, financial or otherwise, or operations of the Company, the holders shall have used the demand registration right of a Majority of the Series A & B Investors, a Majority of the Series C Investors, a Majority of the Series D Investors or a Majority of the Series E Investors, as the case may be, set forth in Section 2(a) and the Company shall no longer be obligated to register Registrable Shares pursuant to a demand therefor by such group of Investors pursuant to Section 2(a), unless the Company shall be paid the expenses incurred by it through the date of such request.

     Section 3.    Piggyback Registration.
     ----------    -----------------------

         If the Company at any time proposes for any reason to register Primary Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the Investors of its intention to so register such Primary Shares at least 30 days before the initial filing of such registration statement and, upon the written request, delivered to the Company within 10 business days after delivery of any such notice by the Company, of the Investors to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and shall state that such Investors desire to sell such Registrable Shares in the public securities markets), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, and Registrable Shares proposed to be included in such registration shall be included in the following order: first, the Primary Shares; second, the Registrable Shares (or, if necessary, the Registrable Shares pro rata among the holders thereof based upon the number of Registrable Shares
--- ----
requested to be registered by each such holder); and third, the Other Shares requested to be included in such registration. Notwithstanding anything herein to the contrary, the rights set forth in this Section 3 shall not be applicable to the registration of the Company's Common Stock on Form S-1, provided such Form S-1 is filed on or before October 15, 1999.

     Section 4.  Registrations on Form S-3.
     ----------  --------------------------

         Anything contained in Section 2 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, the holders of the Registrable Shares then outstanding shall have the right to request in writing an unlimited number (but in any event not in excess of (A) two from the Investors holding Registrable Shares that were issued or are issuable upon the conversion of Series A Preferred or Series B Preferred in any one twelve month period, (B) two from the Investors holding Registrable Shares that were issued or are issuable upon the conversion of Series C Preferred in any one twelve month period, (C) two from the Investors holding Registrable Shares that were issued or are issuable upon the conversion of Series D Preferred in any twelve month period and (D) two from the Investors holding Registrable Shares that were issued or are issuable upon the conversion of the Series E Preferred in any twelve month period) of registrations of Registrable Shares on Form S-3 or such successor form, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof,
(ii) state the intended method of disposition of such Registrable Shares and
(iii) relate to Registrable Shares having an aggregate offering price of at least $1,000,000. A requested registration on Form S-3 or any such successor form in compliance with this Section 4 shall not count as a registration statement initiated pursuant to Section 2 but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided in this Section 4, be subject to Section 2, including, without limitation, Section 2(b)(i).

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

     Section 5.  Holdback Agreement.
     ----------  -------------------

         If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2, 3 or 4 hereof) for sale to the public, the Investors shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any capital stock of the Company (other than those shares of Common Stock included in such registration pursuant to Sections 2, 3 or 4 hereof) without the prior written consent of the Company, for a period designated by the Company in writing to the Investors, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement. The Company shall obtain the agreement of any person permitted to sell shares of stock in a registration to be bound by and to comply with this Section 5 as if such person was an Investor hereunder. In the event the Company fails to attain the agreement of the holders of at least 90% of the Company's then outstanding Stock (other than any such Stock held by Investors), the restrictions set forth in this Section 5 shall cease to apply to the Investors.

     Section 6.  Preparation and Filing.
     ----------  -----------------------

         If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

         (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier);

         (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by a majority of the Investors initiating the registration (the "Investors' Counsel") copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investors' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

         (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

         (d) notify in writing the Investor's Counsel (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

     (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investors reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investors to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Investors; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its By-laws or Certificate of Incorporation which the Board determines to be contrary to the best interests of the Company or to modify any of its contractual relationships then existing;

     (f) furnish to the Investors holding such Registrable Shares such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Investors may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

     (g) without limiting subsection (e) above, use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Investors holding such Registrable Shares to consummate the disposition of such Registrable Shares;

     (h) notify the Investors holding such Registrable Shares on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 6, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Investors, prepare and furnish to such Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the Investors holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Investors or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless
(i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Investors agree that they will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

     (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

     (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

     (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

     (m) issue to any underwriter to which the Investors holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

     (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

     (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

     (p) subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

     Each holder of the Registrable Shares, upon receipt of any notice from the Company of any event of the kind described in Section 6(h) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 6(h) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

     Section 7.  Expenses.
     ----------  ---------

     All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this
Section 7) incurred by the Company in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and reasonable fees and expenses of the Investors' Counsel, as the case may be, shall be paid by the Company; provided, however, the Company shall not be required to pay any fees and expenses of the Investor's Counsel incurred in connection with a registration pursuant to
Section 3, to the extent the same exceed $25,000; and provided, further, however, that all underwriting discounts, selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

     Section 8.  Indemnification.
     ----------  ----------------

     (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the holders of Registrable Shares or their counsel or underwriter specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any holder of Registrable Shares, underwriter, broker or other person acting on behalf of holders of the Restricted Shares from whom the person asserting any loss, claim, damage, liability or expense purchased the Restricted Shares which are the subject thereof, if a copy of such final prospectus had been made available to such person and such holder of Registrable Shares, underwriter, broker or other person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Shares to such person.

     (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section
8) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the proceeds actually received by such Seller from the sale of Registrable Shares effected pursuant to such registration.

     (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on, or be materially prejudicial to, the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of this
Section 8. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any one counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 8. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

     (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation which does
                                                --- ----
not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

     Section 9.  Underwriting Agreement.
     ----------  -----------------------

     Notwithstanding the provisions of Sections 5, 6, 7 and 8, to the extent that the Investors shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such agreement addressing such issue or issues shall control.

     Section 10.  Information by Holder.
     -----------  ----------------------

     The Investors shall furnish to the Company such written information regarding the Investors and the distribution proposed by the Investors, as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     Section 11.  Exchange Act Compliance.
     -----------  ------------------------

     From the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding
Section 14 of the Exchange Act if not then applicable to the Company) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with the Investors in supplying such information as may be necessary for the Investors to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     Section 12.  No Conflict of Rights.
     -----------  ----------------------

     Without the prior written consent of a Majority of the Series A & B Investors (voting as a single class), a Majority of the Series C Investors (voting as a separate class), a Majority of the Series D Investors (voting as a separate class) and a Majority of the Series E Investors (voting as a separate class), the Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

     Section 13.  Termination.
     -----------  ------------

     This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares outstanding.

     Section 14.  Successors and Assigns.
     -----------  -----------------------

          This Agreement shall bind and inure to the benefit of the Company and the Investors and, subject to Section 15, the respective successors and assigns of the Company and the Investors.

     Section 15.  Assignment.
     -----------  -----------

          Each Investor may sell, assign or otherwise transfer its rights hereunder to any purchaser, assignee or other transferee of Registrable Shares; provided, however, that any such sale, assignment or other transfer shall be (i) in connection with the sale, assignment or other transfer of either all the Registrable Shares of such Investor or at least 250,000 Registrable Shares of such Investor (as adjusted to reflect any stock dividends, stock splits, reverse stock splits or combination or other pro rata recapitalization event affecting such Registrable Shares) or (ii) to a member of such Investor's Group (as defined in the Stockholders' Agreement); and provided, further, however, that any such purchaser, assignee or other transferee of such rights hereunder shall, as a condition to the effectiveness of such sale, assignment or other transfer, agree to become a party to, and be bound by and obligated to comply with the terms and provisions of, (i) this Agreement, (ii) the Stockholders' Agreement,
(iii) if such Registrable Shares were issued or are issuable upon the conversion of Series C Preferred, the Series C Purchase Agreement, (iv) if such Registrable Shares were issued or are issuable upon the conversion of Series D Preferred, the Series D Purchase Agreement and (v) if such Registrable Shares were issued or are issuable upon conversion of the Series E Preferred, the Series E Purchase Agreement.

     Section 16.  Legend on Certificates; New Certificates.
     -----------  ----------------------------------------

          (a) Each certificate representing Restricted Shares shall bear a legend containing the following words (in addition to any other legend required by law or applicable agreement):

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED SEPTEMBER 23, 1999, AMONG LIFEMINDERS.COM, INC. AND CERTAIN HOLDERS OF THE OUTSTANDING STOCK OF SUCH COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF SUCH COMPANY."

          (b) As expeditiously as possible after the registration of Restricted Shares under the Securities Act pursuant to a registration statement that has been declared effective, the Company shall deliver in exchange for any legended certificate evidencing Restricted Shares so registered, new stock certificates not bearing any restrictive legends, provided that in the event less than all of the Restricted Shares evidenced by such legended certificate are registered, the holder thereof agrees that a new certificate evidencing such unregistered shares will be issued bearing the appropriate restrictive legend.

     Section 17. Entire Agreement.
     ----------- -----------------

         This Agreement, the other Related Documents and any other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties hereto with respect to the subject matter hereof and hereby amend, restate and otherwise supersede all prior and contemporaneous agreements and understandings with respect thereto, including, but not limited to, the Investor Rights Agreement.

     Section 18.  Notices.
     -----------  --------

         All notices, requests, demands, claims, consents and other communications which are required or otherwise delivered hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered,
(ii) sent by nationally recognized overnight courier, (iii) mailed by registered or certified mail with postage prepaid, return receipt requested, (iv) transmitted by electronic mail, with receipt acknowledged by the recipient by return electronic mail (with a copy of such transmission concurrently transmitted by registered or certified mail with postage prepaid, return receipt requested), or (v) transmitted by facsimile or telecopy (with a copy of such transmission concurrently transmitted by registered or certified mail with postage prepaid, return receipt requested), to the parties hereto at the following addresses (or at such other address for a party as shall be specified by like notice):

          (i) if to the Company, to:

          LifeMinders.com, Inc.
          1110 Herndon Parkway
          Herndon, VA 20170
          Telephone: (703) 707-8261
          Telecopy: (703) 707-8269
          Attention: Stephen R. Chapin, Jr.
          E-mail:  schapin@lifeminders.com
                   -----------------------

          with a copy to:


          Venable, Baetjer and Howard, LLP
          2010 Corporate Ridge, Suite 400
          McLean, VA 22102
          Telephone: (703) 760-1600
          Telecopy: (703) 821-8949
          Attention: John L. Sullivan III, Esq.
          E-mail: jlsullivan@venable.com

          (ii) if to the Investors, to their respective addresses set forth on
          Schedule I hereto, with a copy to:


          O'Sullivan Graev & Karabell, LLP
          30 Rockefeller Plaza
          New York, NY  10112
          Telephone: (212) 408-2400
          Telecopy: (212) 408-2420
          Attention: Gordon R. Caplan, Esq.
          E-mail: grc@ogk.com
                  -----------

          and a copy to:


          Fulbright & Jaworski L.L.P.
          666 Fifth Avenue, 31st Floor
          New York, NY 10103-3198
          Telephone: (212) 318-3000
          Telecopy: (212) 752-5958
          Attention:  Carl E. Kaplan, Esq.
          E-mail:  ckaplan@fulbright.com
                   -----------------

          and a copy to:


          Testa, Hurwitz & Thibeault, LLP
          125 High Street
          Boston, MA  02110
          Telephone:  (617) 248-7000
          Telecopy:  (617) 248-7100
          Attention:  Rufus C. King, Esq.
          E-mail:  king@tht.com

          All notices, requests, demands, claims, consents and other communications which are required or otherwise delivered hereunder shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by nationally recognized overnight courier, on the second business day following dispatch, (iii) in the case of mailing by registered or certified mail with postage prepaid, return receipt requested, on the fifth business day after the posting thereof, (iv) in the case of transmission by electronic mail, on the date of such transmission, and (v) in the case of transmission by facsimile or telecopy, on the date of such delivery.

      Section 19.  Modifications; Amendments; Waivers.
      -----------  -----------------------------------

          The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to the written consent of each of the Company, the Majority of the Series A & B Investors (voting as a single class), the Majority of the Series C Investors (voting as a separate class), the Majority of the Series D Investors (voting as a separate class) and the Majority of the Series E Investors (voting as a separate class); provided, however, no such written consent shall be required for the amendment of Schedule
I solely to reflect the name and address of any new Investor who has become a party to this Agreement in accordance with the terms and conditions hereof.

     Section 20.  Counterparts; Facsimile Signatures.
     -----------  -----------------------------------

          This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable at the Closing (as defined in the Securities Purchase Agreement) if the originally executed counterpart is delivered within a reasonable period thereafter.

     Section 21.  Headings.
     -----------  ---------
          The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     Section 22.  Governing Law.
     -----------  --------------

          This Agreement shall be governed by and construed and enforced in accordance with the Delaware General Corporation Law as to matters within the scope thereof and as to all other matters shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Virginia applicable to contracts made and to be performed wholly therein.

                                   *  *  *  *

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first written above.

                              COMPANY
                              -------

                              LIFEMINDERS.COM, INC.



                              By: /s/ Stephen R. Chapin, Jr.
                                  ----------------------------
                                  Name: Stephen R. Chapin, Jr.
                                  Title: President

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              ABS VENTURES LM L.L.C.

                              BY:  CALVERT CAPITAL II L.L.C.,
                                   its general partner



                              By: /s/ Philip D. Black
                                  -----------------------
                                  Name:  Philip D. Black
                                  Title: Managing Member

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              ABS VENTURES IV L.P.

                              BY:  CALVERT CAPITAL L.L.C.,
                                   its general partner



                              By: /s/ Philip D. Black
                                  ------------------------
                                  Name:  Philip D. Black
                                  Title: Managing Member

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              ABX FUND, L.P.

                              BY: CALVERT CAPITAL II L.L.C.,
                                  its general partner



                              By: /s/ Philip D. Black
                                  ------------------------
                                  Name:  Philip D. Black
                                  Title: Managing Member

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              DUNLAP-BLACK INVESTMENTS L.L.C.




                              By: /s/ Thomas F. Dunlap
                                  ---------------------------
                                  Name:  Thomas F. Dunlap
                                  Title: Manager

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Philip D. Black
                              _________________________________________
                              Philip D. Black

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ John Burke
                              _________________________________________
                              John Burke

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Jin Byun
                              _________________________________________
                              Jin Byun

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Shaun G. Andrikopoulos
                              _________________________________________
                              Shaun G. Andrikopoulos

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Mark Kaufman
                              _________________________________________
                              Mark Kaufman

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Frank Comas
                              _________________________________________
                              Frank Comas

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              EXCELSIOR PRIVATE EQUITY FUND II, INC.



                              By: /s/ Douglas A. Lindgren
                                  -----------------------------------
                                  Name: Douglas A. Lindgren
                                  Title:   Chief Investment Officer

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              NOVAK BIDDLE VENTURE PARTNERS, L.P.

                              BY: NOVAK BIDDLE COMPANY, LLC,
                                    its general partner



                              By: /s/ E. Rogers Novak
                                  ----------------------------------
                                  Name:   E. Rogers Novak
                                  Title:  Member

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              NOVAK BIDDLE VENTURE PARTNERS II, L.P.

                              BY: NOVAK BIDDLE COMPANY II, LLC,
                                    its general partner



                              By: /s/ E. Rogers Novak
                                  ------------------------------
                                  Name:   E. Rogers Novak
                                  Title:  Member

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              FBR TECHNOLOGY VENTURE PARTNERS, L.P.



                              By: /s/ Gene Riechers
                                  ------------------------------
                                  Name:   Gene Riechers
                                  Title:  Managing Director

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Doug Alexander
                              __________________________________________
                              Doug Alexander

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Walter Buckley
                              _________________________________________
                              Walter Buckley

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Ken Fox
                              _________________________________________
                              Ken Fox

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Bob Pollan
                              _________________________________________
                              Bob Pollan

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ David Pensky
                              -------------------------------------------
                              David Pensky

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              LYCOS VENTURES, L.P.

                              BY: LYCOS TRIANGLE PARTNERS, LLC,
                                    its general partner



                              By: /s/ Edward Philip
                                  ------------------------------------
                                  Name:
                                  Title:

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              LYCOS VENTURES CO-INVESTMENT FUND, L.P.

                              BY: LYCOS, INC.,
                                    its general partner



                              By: /s/ Edward Philip
                                  ---------------------------------------
                                  Name:
                                  Title:

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              R & R DAVIS FAMILY LIMITED PARTNERSHIP



                              By: /s/ Robert Davis
                                  ---------------------------------------
                                  Name: Robert Davis
                                  Title:

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              NETWORTH PARTNERS IV, LLC



                              By: /s/ Paul D. Cohn
                                  ------------------------------------------
                                  Name:   Paul D. Cohn
                                  Title:  Vice-President

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              WEISS, PECK & GREER VENTURE ASSOCIATES V, L.L.C.

                              BY:  WPG VC FUND ADVISER II, L.L.C.,
                                    Fund Investment Advisory Member



                              By: R. B. Mharte
                                  ----------------------------------------
                                  Name:
                                  Title:  Managing Member

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              WEISS, PECK & GREER VENTURE ASSOCIATES V-A, L.L.C.

                              BY:  WPG VC FUND ADVISER II, L.L.C.,
                                    Fund Investment Advisory Member



                              By: R. B. Mharte
                                  ------------------------------------------
                                  Name:
                                  Title:  Managing Member

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              WEISS, PECK & GREER VENTURE ASSOCIATES V CAYMAN, L.P.

                              BY:  WPG VC FUND ADVISER II, L.L.C.,
                                    Fund Investment Advisory Partner



                              By: R. B. Mharte
                                  ----------------------------------------
                                  Name:
                                  Title:  Managing Member

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              IMPERIAL VENTURES, INC.



                              By: /s/ James B. Rutter
                                  ____________________________________
                                  Name:  James B. Rutter
                                  Title:   President

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Kevin Quinn
                              ----------------------------------------
                              Kevin Quinn

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              TAILWIND CAPITAL PARTNERS, L.P.

                              BY:  THOMAS WEISEL CAPITAL PARTNERS LLC
                                    its general partner


                              By: /s/ David A. Baylor
                                  ------------------------------------
                                  Name:  David A. Baylor
                                  Title:   General Counsel

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------


                              /s/ Jonathan Bulkeley
                              -----------------------------------------
                              Jonathan Bulkeley

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement on the date first above written.

                              INVESTOR
                              --------

                              VAN WAGONER CAPITAL MANAGEMENT, INC.



                              By: /s/ Garrett Van Wagoner
                                  ------------------------------------
                                  Name:  Garrett Van Wagoner
                                  Title:  President
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                                                                      Schedule I
                                                                      ----------

INVESTORS
---------

ABS VENTURES LM L.L.C.
1 South Street, Suite 2150
Baltimore, MD 21202
Tel: (410) 895-3895
Fax: (410) 895-3899
Attention: Bruns Grayson
E-mail: bruns.grayson@btalexbrown.com

ABS VENTURES IV L.P.
1 South Street, Suite 2150
Baltimore, MD 21202
Tel: (410) 895-3895
Fax: (410) 895-3899
Attention: Bruns Grayson
E-mail: bruns.grayson@btalexbrown.com

ABX FUND, L.P.
1 South Street, Suite 2150
Baltimore, MD 21202
Tel: (410) 895-3895
Fax: (410) 895-3899
Attention: Bruns Grayson
E-mail: bruns.grayson@btalexbrown.com

DUNLAP-BLACK INVESTMENTS L.L.C.

c/o ABS Ventures
1 South Street, Suite 2150
Baltimore, MD 21202
Tel: (410) 895-3895
Fax: (410) 895-3899
E-mail:

PHILIP D. BLACK
c/o ABS Ventures
1 South Street, Suite 2150
Baltimore, MD 21202
Tel:
Fax:
E-mail:
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JOHN BURKE
c/o ABS Ventures
1 South Street, Suite 2150
Baltimore, MD 21202
Tel:
Fax:
E-mail:

JIN BYUN
c/o ABS Ventures
1 South Street, Suite 2150
Baltimore, MD 21202
Tel:
Fax:
E-mail:

SHAUN G. ANDRIKOPOULOS
1112 Cole Street
San Francisco, CA  94117
Tel:  (415) 242-9489
Fax:  (415) 242-3109
E-mail:  shaun.andrikopoulos@db.com
         --------------------------

MARK KAUFMAN
4405 Bedford Place
Baltimore, MD 21218
Tel:  (410) 366-8390
Fax:  (410) 366-8391
E-mail:  mark.kaufman@db.com
         -------------------

FRANK COMAS
12 E. Mount Vernon Place #302
Baltimore, MD 21202
Tel:  (410) 895-2704
Fax:  (410) 962-8511
E-mail:  frank.comas@db.com
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EXCELSIOR PRIVATE EQUITY FUND II, INC.
114 West 47th Street
New York, NY 10036
Tel: (212) 852-3235
Fax: (212) 852-3759
Attention: Douglas A. Lindgren
E-mail: dlindgren@ustrust.com

NOVAK BIDDLE VENTURE PARTNERS, L.P.
1897 Preston White Drive
Reston, VA 20191
Tel: (703) 264-7820
Fax: (703) 264-1438
Attention: E. Rogers Novak
E-mail: rogern2232@aol.com

NOVAK BIDDLE VENTURE PARTNERS II, L.P.
1897 Preston White Drive
Reston, VA 20191
Tel: (703) 264-7820
Fax: (703) 264-1438
Attention: E. Rogers Novak
E-mail: rogern2232@aol.com

FBR TECHNOLOGY VENTURE PARTNERS, L.P.
1001 19th Street, North, 10th Floor
Arlington, VA 22209
Tel: (703) 312-9755
Fax: (703) 312-9655
Attention: Gene Riechers
E-mail: griechers@fbr.com

DOUG ALEXANDER
ICG
800 The Safeguard Bldg.
435 Devon Park Drive
Wayne, PA  19087
Tel:  (610) 989-0111
Fax: (610) 989-0112
E-mail: dalexander@internetcapital.com
        ------------------------------
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WALTER BUCKLEY
ICG
800 The Safeguard Bldg.
435 Devon Park Drive
Wayne, PA  19087
Tel:  (610) 989-0111
Fax: (610) 989-0112
E-mail: wbuckley@internetcapital.com
        ----------------------------

KEN FOX
ICG
44 Montgomery Street
Suite 3705
San Francisco, CA  94104
Tel:  (415) 398-9929
Fax:  (415) 398-9998
E-mail:  kfox@internetcapital.com
         ------------------------

BOB POLLAN
ICG
44 Montgomery Street
Suite 3705
San Francisco, CA  94104
Tel:  (415) 398-9929
Fax:  (415) 398-9998
E-mail: bpollan@internetcapital.com
        ---------------------------

DAVID PENSKY
11921 Freedom Drive, Suite 550
Reston, VA 22209
Tel: (708) 736-8088
Fax: (708) 736-8089


LYCOS VENTURES, L.P.
Two Gateway Center, 17th Floor
Pittsburgh, PA  15122
Tel:  (412) 288-9800
Fax:  (412) 288-9799
Attention:  J.A. Katarincic, Jr.
E-mail:  jaykat@tricap.com
         -----------------

LYCOS VENTURES CO-INVESTMENT FUND, L.P.
Two Gateway Center, 17th Floor
Pittsburgh, PA  15122
Tel:  (412) 288-9800
Fax:  (412) 288-9799
Attention:  J.A. Katarincic, Jr.
E-mail:  jaykat@tricap.com
         -----------------

R & R DAVIS FAMILY LIMITED PARTNERSHIP
c/o Lycos, Inc.
400-2 Totten Pond Road
Waltham, MA  02451
Tel:  781-370-2700
Fax:  781-370-2800
E-mail:  rdavis@lycos.com
         ----------------

NETWORTH PARTNERS IV, LLC
c/o Mellon Ventures
One Mellon Bank Center, Suite 5300
Pittsburgh, PA  15258-0001
Tel:  (412) 236-3594
Fax:  (412) 236-3595
Attention:  Mr. Ron Coombs
E-mail:  coombs.rj@mellon.com
         --------------------

WEISS,PECK & GREER VENTURE ASSOCIATES V, L.L.C.
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA  94104
Tel:  (415) 622-6864
Fax:  (415) 989-5108
Attention:  Mr. Ravi Mhatre
E-mail:  ravi@wpgvp.com

WEISS,PECK & GREER VENTURE ASSOCIATES V-A, L.L.C.
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA  94104
Tel:  (415) 622-6864
Fax:  (415) 989-5108
Attention:  Mr. Ravi Mhatre
E-mail:  ravi@wpgvp.com

WEISS,PECK & GREER VENTURE ASSOCIATES V CAYMAN, L.P.
c/o Weiss, Peck & Greer, LLC
555 California Street, Suite 3130
San Francisco, CA  94104
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Tel:  (415) 622-6864
Fax:  (415) 989-5108
Attention:  Mr. Ravi Mhatre
E-mail:  ravi@wpgvp.com

IMPERIAL VENTURES, INC.
9920 s. La Cienega Blvd., 14th Floor
Inglewood, CA  90009-2991
Tel:  (408) 451-8555
Fax:  (408) 451-8586
Attention:  James B. Rutter
E-mail:  jarutter@imperialbank.com

KEVIN QUINN

310 Sportsmans Hall Rd.
Queenstown, MD  21658
Tel:  (703) 707-8261 ext. 246
Fax:  (703) 707-2374
E-mail:  kquinn@lifeminders.com

TAILWIND CAPITAL PARTNERS, L.P.
One Montgomery Street, Suite 3700
San Francisco, CA 94104
Tel:
Fax:
Attention:
E-mail:

JONATHAN BULKELEY
1133 5th Avenue
New York, NY  10128
Tel:  (212) 414-6002
Fax:  (212) 414-6652
E-mail:  jbulkeley@book.com

VAN WAGONER CAPITAL MANAGEMENT, INC.
345 California Street, Suite 2450
San Francisco, CA  94104
Tel:  (415) 835-5000
Fax:  (415) 835-5050
Attention:  Audrey Lam
E-mail: